UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 25, 2005

Sterling Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-16276	23-2449551
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 North Pointe Boulevard, Lancaster, Pennsylvania		17601-4133
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	717-581-6030

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On April 25, 2005, Sterling Financial Corporation (the "Corporation") issued a press release announcing the hiring of Tito L. Lima as the Corporation's Chief Financial Officer, effective May 23, 2005, and such press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The terms of Mr. Lima's employment agreement with the Corporation have not yet been finalized. The press release also noted that the Corporation's current Chief Financial Officer, J. Bradley Scovill, was appointed to the position of Financial Services Group Executive effective April 25, 2005. As part of Mr. Scovill's appointment to Financial Services Group Executive, on April 25, 2005, the Corporation, Bank of Lancaster County, N.A. ("Bank") and Mr. Scovill entered into a waiver and amendment to the existing employment agreement that the Corporation and Bank have with Mr. Scovill. The Amendment addresses Mr. Scovill's change in position with the Corporation and Bank. The text of the Amendment is attached to this Form 8-K as Exhibit 10.9 and is incorporated herein by reference.

The press release attached hereto as Exhibit 99.1 is being "furnished" to the Securities and Exchange Commission and shall not be deemed "filed" for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Corporation into which it may be incorporated.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) In connection with the hiring of Mr. Lima as the Corporation's Chief Financial Officer, as described above, the Corporation's press release dated April 25, 2005, also announced that the Corporation's current Chief Financial Officer, J. Bradley Scovill, was appointed to the newly created position of Financial Services Group Executive effective April 25, 2005. Mr. Scovill will lead the Corporation's non-traditional banking services companies. Mr. Scovill will continue his responsibilities as Chief Financial Officer until Mr. Lima commences his employment with the Corporation on May 23, 2005. As part of Mr. Scovill's appointment to Financial Services Group Executive, on April 25, 2005, the Corporation, Bank and Mr. Scovill entered into a waiver and amendment to the existing employment agreement that the Corporation and Bank have with Mr. Scovill. The Amendment addresses the change in position of Mr. Scovill. The text of the Amendment is attached to this Form 8-K as Exhibit 10.9 and is incorporated herein by reference. The terms of Mr. Lima's employment agreement with the Corporation have not yet been finalized.

The Corporation's press release, dated April 25, 2005 and attached to this Form 8-K as Exhibit 99.1 is incorporated herein by reference. The press release attached hereto is being "furnished" to the Securities and Exchange Commission and shall not be deemed "filed" for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Corporation into which it may be incorporated.

Item 7.01. Regulation FD Disclosure.

On April 25, 2005, the Corporation issued a press release announcing the appointment of Mr. Scovill to the position of Financial Services Group Executive and the hiring of Mr. Lima to replace Mr. Scovill as the Corporation's Chief Financial Officer. Mr. Scovill will continue his responsibilities as Chief Financial Officer until Mr. Lima commences his employment with the Corporation on May 23, 2005.

The Corporation's press release, dated April 25, 2005 and attached to this Form 8-K as Exhibit 99.1 is incorporated herein by reference. The press release attached hereto is being "furnished" to the Securities and Exchange Commission and shall not be deemed "filed" for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Corporation into which it may be incorporated.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits

10.9 Waiver of Rights under Amendment to Employment Agreement between Sterling Financial Corporation, Bank of Lancaster County, N.A. and J. Bradley Scovill, dated April 25, 2005

99.1 Press Release of Sterling Financial Corporation, dated April 25, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Financial Corporation

April 25, 2005	By:	J. Roger Moyer, Jr.

Name: J. Roger Moyer, Jr.
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.9	Waiver and Amendment to Employment Agreement
99.1	Sterling Financial Corporation Press Release dated April 25, 2005